Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We generally grant equity awards to our NEOs in the first quarter of the fiscal year. In certain circumstances, including the hiring or promotion of an officer, or the granting of special awards, we may approve grants at other times. We do not take material nonpublic information into account when determining the timing and terms of equity awards granted to non-employee directors or NEOs, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	We generally grant equity awards to our NEOs in the first quarter of the fiscal year. In certain circumstances, including the hiring or promotion of an officer, or the granting of special awards, we may approve grants at other times.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false